
POWERING
AHEAD
RANGER
RZR
SPORTSMAN
ACE
RMK
INDY
SLINGSHOT
VICTORY
Indian
MOTORCYCLE
GEM
AIXAM
MEGA

POLARIS®

POLARIS INDUSTRIES INC. | ANALYST & INVESTOR MEETING

Opening Remarks / Polaris Overview

Scott W. Wine, Chairman & CEO
Bennett Morgan, President & COO
Richard Edwards, Investor Relations Director

July 28, 2015

Polaris Analyst & Investor Meeting Agenda

Tuesday, July 28, 2015

8:00 AM – 12:15 PM PDT

The Venetian | The Palazzo
Las Vegas, NV

Webcast Link & Presentations at:

ir.polaris.com

8:00 am	Opening Remarks	Scott Wine
8:05 am	Polaris Overview	Bennett Morgan
8:20 am	Customer Excellence	Tim Larson
8:40 am	Victory & Indian Motorcycles	Steve Menneto
9:00 am	Global Adjacent Markets	Matt Homan
9:20 am	International: EMEA	Suresh Krishna
9:35 am	Parts, Garments & Accessories	Steve Eastman
9:55 am	*Break*	
10:10 am	Snowmobiles	Chris Wolf
10:25 am	Slingshot	Craig Scanlon
10:45 am	Off-Road Vehicles	David Longren
11:05 am	Regulatory	Paul Vitrano
11:15 am	International: APLA (w/EPPL)	Mike Dougherty
11:30 am	Global Ops, Engineering & Lean	Ken Pucel
11:50 am	Closing Comments	Scott Wine
11:55 am	Q&A	Wine/Morgan/Malone
12:15 pm	ADJOURN	

Safe Harbor

Except for historical information contained herein, the matters set forth in this document, including but not limited to management's expectations regarding 2015 sales, shipments, margins, currencies, net income and cash flow, the opportunities for expansion and diversification of the Company's business and the Company's guidance on earnings per share are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those forward-looking statements. Potential risks and uncertainties include such factors as product offerings, promotional activities and pricing strategies by competitors; manufacturing operation expansion initiatives; acquisition integration costs; warranty expenses; foreign currency exchange rate fluctuations; environmental and product safety regulatory activity; effects of weather; commodity costs; uninsured product liability claims; uncertainty in the retail and wholesale credit markets; performance of affiliate partners; changes in tax policy and overall economic conditions, including inflation, consumer confidence and spending and relationships with dealers and suppliers. Investors are also directed to consider other risks and uncertainties discussed in our 2014 annual report and Form 10-K filed by the Company with the Securities and Exchange Commission. The Company does not undertake any duty to any person to provide updates to its forward-looking statements.

The data source for retail sales figures included in this presentation is registration information provided by Polaris dealers in North America and compiled by the Company or Company estimates. The Company must rely on information that its dealers supply concerning retail sales, and other retail sales data sources and this information is subject to revision.

Scott W. Wine
Chairman & CEO

POLARIS INDUSTRIES INC. | ANALYST & INVESTOR MEETING

Opening Remarks

July 28, 2015

2015 1st Half Financial Metrics

($ in millions)

	1st Half 2015	Variance to 1st Half 2014
Revenue	$2,157.7	↑ +13%
Gross Profit %	28.4%	↓ -119 bps
Operating Profit %	14.6%	↓ -26 bps
Net Income	$189.5	↑ +7%
Net Income %	8.8%	↓ -57 bps
EPS	$2.79	↑ +7%
YTD Operating Cash Flow	$89.9	↓ -31%

Record 1st Half Results with Many Challenges

Organizational Change



Mike Malone

VP Finance & CFO

Retirement Announced

- 31 year career with Polaris
- Unprecedented financial results during tenure
  - 16% compounded sales growth
  - Stock price appreciation over 9,000% (at $155)
- Developed and maintained strong integrity with investors
- EVP thru February 2016 overseeing near-term wholesale and retail credit contract renewals



Mike Speetzen

EVP Finance & CFO

Effective August 3, 2015

- 20+ years as a finance professional and business leader
- Most recently SVP & CFO at Xylem Inc.
  - $4 billion water treatment company
- Previous high level positions with ITT, Honeywell (Allied Signal) and GE
- Extensive experience in M&A and integration

Two Seasoned CFO's; Smooth Transition Expected

Vision & Strategy

VISION

Fuel the passion of riders, workers and outdoor enthusiasts around the world by delivering innovative, high quality vehicles, products, services and experiences that enrich their lives.

STRATEGY

Polaris will be a highly profitable, customer centric, $8B global enterprise by 2020. We will make the best off-road and on-road vehicles and products for recreation, transportation and work supporting consumer, commercial and military applications. Our winning advantage is our innovative culture, operational speed and flexibility, and passion to make quality products that deliver value to our customers.

Guiding Principles

- Best People, Best Team
- Safety & Ethics Always
- Customer Loyalty

Strategic Objectives

Best in Powersports PLUS
5-8% annual organic growth

Growth through Adjacencies
>$2B from acquisitions & new markets

Global Market Leadership
>33% of Polaris revenue

Lean Enterprise is Competitive Advantage
Significant Quality, Delivery & Cost Improvement

Strong Financial Performance
Sustainable, profitable growth
Net Income Margin >10%

Performance Priorities

- Growth
- Margin Expansion
- Product & Quality Leadership
- Lean Enterprise

GROW SALES >$8 Billion by 2020 | 12% CAGR **INCREASE NET INCOME** >10% of Sales by 2020 | 13% CAGR

Bennett Morgan
President & COO

POLARIS INDUSTRIES INC. | ANALYST & INVESTOR MEETING

Polaris Overview

July 28, 2015

Executive Team Presenters Today (in blue)


Scott Wine
Chairman & CEO
(7 years)
Stacy Bogart
VP - General Counsel
(6 years)
Jim Williams
VP - HR & Integration
(4 years)
Todd Balan
VP - Corp. Development
(6 years)
Bennett Morgan
President & COO
(28 years)
Mike Malone
VP Finance & CFO
(31 years)
Ken Pucel
EVP - Global Ops, Lean & Engineering (1 year)
Paul Vitrano
VP - Global Gov't Relations
(1 year)
Mike Dougherty
VP - APLA
(17 years)
Tim Larson
VP - Global Customer Excellence
(2 years)
Steve Eastman
VP - PG&A
(3 years)
David Longren
VP - ORV & ORV Engineering
(12 years)
Matt Emmerich
VP & Chief Information Officer
(11 years)
Steve Menneto
VP - Motorcycles
(18 years)
Matt Homan
President - Global Adjacent Markets
(13 years)
Craig Scanlon
VP - Slingshot
(11 years)
Suresh Krishna
VP - EMEA
(5 years)
Chris Wolf
VP - Snowmobiles
(13 years)

Knowledgeable, Experienced Team at Polaris

Global Sales Growth – 1st Half 2015

By Region



($ in millions)
+21%
$1,671.1
-10%
$170.5
Total International
-6%, +$316.1
-14%
$224.3
+52%
$29.0
+11%
$62.8
U.S.
Canada
EMEA
Latin America
Asia Pacific

Sales Components



($ in millions)
+56%
$33.8
+2%
$132.0
+65%
$299.5
+15%
$358.2
+6%
$1,334.2
+13%
$2,157.7
Snow-mobiles
Global Adjacent Markets
Motor-cycles
PG&A
ORV
TOTAL

U.S. Growth Up Strong, EMEA & Canada Down Primarily Due to Currency

N.A. Retail Sales


Snow
ORV
Motorcycle
Slingshot
TOTAL
7%
15%
12%
13%
8%
11%
~10%
~10%
Q1-14
Q2-14
Q3-14
Q4-14
Q1-15
Q2-152
Q3-15
Q4-15
Expectations

Strong Polaris Q2 Retail Growth +11%; YTD +10%

Q2 and YTD N.A. Powersports Industry both up 3%

Full Year 2015 expected up about 10%

Dealer Inventories improving sequentially

Retail Sales Remain Strong

N.A. Dealer Inventory (in units)

Total Dealer Inventory



Dealer Inventory
Dealer Inventory Turns
Polaris Revenue
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

ORV Dealer Inventory



ATV Inventory
ATV Dealer Turns
Side x Side Inventory
Side x Side Dealer Turns
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

SxS box count growth and declining turns is key variable change over past 24 months

Lean implementation required to match tough comparisons from rapid growth & product shortages of '10-'12

SxS remains highest velocity dealer product line but with Sales & ASP growth, turns must improve

Counter-measuring for short & long term dealer velocity improvement

- Moving to RFM, adding box count constraints, relaxing lower velocity segment stocking requirements and adding dealer flex capability

Unit Box Count + ASP Growing Due to SxS; Moving to RFM to Improve Turns

2015 Full Year Guidance by Business

OFF-ROAD VEHICLES*



Mid-single digits %

MOTORCYCLES



55% to 70%

SNOWMOBILES



Low-single digits %

ADJACENT MARKETS*



5% to 10%

PG&A



Up high-teens %

INTERNATIONAL

1H'15 Sales by Product Line



Adjacent Markets
20%
2% Snow
16% Motorcycles
17% PG&A
45%

Low-single digits %

Full Year 2015 Total Company Sales Guidance Up 10% to 12%

*Reclassified 2014 Actuals

N.A. Powersports Consolidated Share 2014


Consolidated Market Share in Units
(Using Total Motorcycle Industry)
POLARIS
Honda
Harley
Yamaha
Can Am
Kawasaki
Other
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015E

#1 N.A. Powersports OEM Again – Extending Lead

Expectations for 2nd Half 2015

Win Competitive ORV Battle

- Leverage product armada and industry-leading market position
- Remain on offense – innovation, customer excellence, improved execution

Continue to develop and expand motorcycles (Victory, Indian & Slingshot)

Increase Spirit Lake Paint Throughput

- Execute, Execute, Execute

Improve Europe – win competitive battle; leverage Opole

Improve Dealer Inventory Levels – up mid-single digits % by year-end

- ATV RFM fully embraced by dealers

Further Optimize Plant Network – Poland, India (Eicher/Polaris JV)**, Alabama**

- Simple fast, agile, high quality
- Lean / VIP gaining momentum

1st Half Performance Challenged; 2nd Half Execution Improving

Thank you

Questions?

POLARIS INDUSTRIES INC. / ANALYST & INVESTOR MEETING

TIM LARSON

VP Global Customer Excellence
Polaris Sales, Service & Interactive

July 28, 2015

Customer Excellence

Ensure the best powersports & on-road products in the world, are surrounded by the best consumer and dealer experience in the world, delivering:

Loyal lifetime relationships, earning repeat purchase

The industry's leading NPS: product & experience

Polaris >$8 Billion by 2020



Customer Needs Satisfied
Share of Customer
Good
Product
Customer Excellence
Best
Future
Excellence
Past
Market Share
Good
Customers Reached

Reference: Base graphic attributed to Don Peppers, modified for Polaris

Polaris Customer Journey

ENGAGE DIGITALLY



DEALERSHIP EXPERIENCE



WORLD CLASS SERVICE



Shop → Buy → Ride → Own

SEAMLESS: DIGITAL TO DEALERSHIP



1ST CLASS DELIVERY EXPERIENCE



RIDERX



Delivering a Differentiated End to End Experience

Engaging Consumers Digitally: 1H 2015

53% Traffic → Mobile

Fully Responsive In Q3


POLARIS OFF-ROAD VEHICLES

2.4x Sales E-Commerce

Improved Shopping Experience


$599.99

5 Million Fans Socially

Direct Activation & Engagement


POLARIS
RZR
THANK YOU
1 MILLION
FANS


Indian Motorcycle
One beautiful landscape. One beautiful bike.




408 LBS
LIGHTEST
2016 AXYS RMK Reveal - Polaris Snowmobiles

Delivering Dealers Informed & Engaged Consumers

Dealership Capabilities & Consumer Ownership Experience

Dealership Capabilities

Expanding Service & Staff Training

Dealer Management System Integration

Expanding Field Sales Support



POLARIS
MSD
MASTER SERVICE DEALER
GOLD
SILVER
BRONZE

Ride Planning & Ownership Tools

Where can I ride? What service is next? Connecting The Experience.





POLARIS
DEALER CONNECT



RIDER X
POLARIS

Momentum: Working Together With Our Dealers to Elevate Our Customer's Experience

Dealer Transformation



1st Half RFM Improvements

Order cancellations basically eliminated

Greatly improved ship accuracy & reduced variation

Increased dealer flexibility

1st Half: New Dealer Activations on Target

Indian Motorcycle: 160+

Slingshot: 420+

Existing Dealer Expansions on Target

74% of our total Polaris NA revenue

Top 3 actions: showroom, storage, service

80% adding staff

Majority of Polaris Dealers Investing & Expanding for Growth

Polaris Growth: N.A. Total Retail (ORV/SNOW/MC)

Polaris Retail Sales Change (year-over-year)


15%
14%
14%
10%
12%
10%
2010
2011
2012
2013
2014
YTD 2015

Driving Strong Retail Sales Growth – 6th Year in a Row

N.A. Powersports Consolidated Share



Consolidated Market Share in Units
(Using Total Motorcycle Industry)
POLARIS
Honda
Harley
Yamaha
Can Am
Kawasaki
Other
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015E

Clear #1 N.A. Powersports & Building Lead

Polaris Growth: Brand Franchise Value Per Dealer



OEM N.A. Retail Sales Units Per Dealership (2014 vs. 2010)
2014
2010
Polaris
Harley
Honda
BRP
Yamaha
Kawi
Arctic
Suzuki
Growing Brand Value
Maintaining or Eroding Brand Value

Polaris Delivering High Dealer Brand Value Per Dealer

Strong Dealership Count Positions


2014 Year End Actual
Long Range Plan
1530
380
750
470
SxS + ATV
Slingshot
Snowmobiles
Victory + Indian

ORV: further expand in opportunity markets

further expand distribution

sustain leadership position

Motorcycles: fully penetrate top markets

Polaris Leadership Position in Key Markets

Summary

Ensure the best powersports and on-road products in the world are surrounded by the best consumer and dealer experience in the world

- Deliver industry-leading product innovation, rider and dealer satisfaction
- Executing complementary channels to: engage consumers, deliver leads to dealers
- Continue to drive flow models (RFM) & retail velocity to manage dealer inventory & profitability
- Transforming distribution/dealership capabilities to drive mutual profitable growth

POLARIS INDUSTRIES INC. | ANALYST & INVESTOR MEETING

Q&A

POLARIS INDUSTRIES INC. / ANALYST & INVESTOR MEETING

Steve Menneto

Vice President, Motorcycles

July 28, 2015

N.A. 900+cc Industry

2015 Industry Retail YTD



Touring
Cruiser
Bagger

Industry Retail



Bagger
Cruiser
Touring
2010
2011
2012
2013
2014
2015E

2015 N.A. 900+ cc Industry up ~2.6% YTD

Cruiser Industry down ~4% YTD

Bagger & Touring up ~3% YTD

Mid-Size up ~1% YTD

2015 Industry Off to a Good Start

2015 N.A. 900+cc Competitive Summary

Rank	Manufacturer	Strategy	Share Trend
1	Harley	Aggressive Financing, Conversion Promotions Focusing on Street Product Huge Installed Owner Base	
2	Indian	American Heritage High Owner Satisfaction	
3	Victory	American Muscle & Performance High Owner Satisfaction	
4	Metrics	Promotions Driving Growth for few Breadth of Distribution Bases, Trending toward smaller CC	
5	Triumph	Historical Brand	

Polaris Motorcycles Gaining Share

Spirit Lake Motorcycle Production

Paint Capacity – Clear on root cause

Prioritized on highest throughput

RFM is not causing the supply issue

Metering new product intro's

Metering new dealer adds




Dirt Issues

Executing Countermeasures

Distribution


Indian
MOTORCYCLE



Friendship Indian, Victory, Slingshot - Bristol, VA

Count	N.A. Current	Int'l Current
Indian	~160+ retail/ >220 signed	~140
Victory	~440	~100

Attracting Quality Prospects Globally – On Plan

Brand Differentiation

Ride One & You'll Own One

Original. American. Power.

AMERICAN MUSCLE	American V-twin Performance Head Snapping Acceleration Handling & Fun to Ride	AUTHENTIC	American Craftsmanship Discerning Signature Cues









AGGRESSIVE & ATHLETIC STYLE	American Muscle Modern vs. market leader Athletic - lean, hard, muscular	ICONIC STYLE	Features that Distinguish Inspired by Heritage Innovative

Clear Separation in Positioning

WE'VE BUILT THE FOUNDATION…


Indian
SCOUT







6 Models - 4 Categories - 2 Platforms
Global Dealer Base
Accessories & Apparel Lines
Growing Volume, Share & Profitability

…For Rapid Growth

OPEN THE THROTTLE

Legendary Brand





Iconic & Contemporary

World Class Products





Create Power Models

Exceptional Experience





Consistent & Premium

Drive Rapid Growth

Scout Custom Series


Indian
SCOUT





Major network partnership highlighting American craftsman that go beyond the status quo

Content series and brand integration

The Most Storied Mid-Size Motorcycle

MY 2016 Product – Indian Motorcycles

CRUISERS

Chief Classic



Chief Dark Horse



Scout w/ABS



BAGGERS

Chief Vintage



Chieftain





TOURING

Roadmaster



Strong Model Line – Huge Opportunity

Accessorized Bagger





<u>Basic Package</u>: $2,300 MSRP

Highway Bars, Saddlebag Rails
Engine Badges, Exhaust & Tips
Highway Pegs

<u>Well-equipped Package</u>: $8,500 MSRP

Painted Dash & Console, Saddlebag Audio,
Flare Windshield, LED Headlights, Grips,
Floorboards, Mirrors

Increasing Accessory Offerings

Victory Brand


VICTORY IS AMERICAN V-TWIN
MUSCLE


FEB YOY
+180%
MAR YOY
+210%
JAN YOY
+127%
YTD YOY
+177%

New Positioning:

Drive Class Leading Performance in the American V-Twin Space

Feedback on New Positioning:

Record levels of social engagement measured by comments, shares, clicks

RIDERS CONNECTING WITH VICTORY BRAND POSTIONING AT RECORD LEVELS

BUILDING AMERICAN MUSCLE

BRAND MUSCLE ...


IAVA
IRAQ AND AFGHANISTAN VETERANS OF AMERICA





ACTIONS NOT WORDS

PRODUCT MUSCLE...







CLASS LEADING PERFORMANCE

DISTRIBUTION MUSCLE...


TRUCK
May 17, 18, 19


REDTAG
SALES EVENT


Dealership

TARGETED LOCAL EXECUTION

Victory Brand Activation

NHRA	ISLE OF MAN	PROJECT 156


GUNNER
VICTORY
TIONALS


3


156
156

Proving Performance

MY 2016 Product – Victory Motorcycles

CRUISERS

VEGAS



GUNNER



HIGH-BALL



HAMMER



BAGGERS

CROSS COUNTRY 8-BALL



CROSS COUNTRY



MAGNUM



TOURING

CROSS COUNTRY TOUR



VISION



Model Line Focused on American Muscle

Victory Electric Update

Target Space/Customer

Performance Electric

Target:

- Status Driven
- Tech-Savvy
- Thrill Seeking
- Toy Collector


TONY

2016 Victory Empluse TT

New

- Battery System: 10% more battery capacity
- Wheels: lighter weight, crisper handling
- Styling: 3-tone premium paint and new seat

Updates

- Cush drive: reduced lash
- Dash: better system feedback
- Footpegs, controls, others

MSRP
$19,999



Driving Electric Performance


Proven at Isle Of Man TT

First Performance Electric Motorcycle Backed by a Global Powersports Leader

POLARIS INDUSTRIES INC. / ANALYST & INVESTOR MEETING

Steve Menneto, V.P. - Motorcycles

Questions?

July 28, 2015

POLARIS INDUSTRIES INC. | ANALYSTS MEETING

Global Adjacent Markets

Matt Homan, President – Global Adjacent Markets

July 28, 2015

POLARIS®

Vision & Strategy

VISION

Fuel the passion of riders, workers and outdoor enthusiasts around the world by delivering innovative, high quality vehicles, products, services and experiences that enrich their lives.

STRATEGY

Polaris will be a highly profitable, customer centric, $8B global enterprise by 2020. We will make the best off-road and on-road vehicles and products for recreation, transportation and work supporting consumer, commercial and military applications. Our winning advantage is our innovative culture, operational speed and flexibility, and passion to make quality products that deliver value to our customers.

Guiding Principles

Best People, Best Team
Safety & Ethics Always
Customer Loyalty

Strategic Objectives

Best in Powersports PLUS
5-8% annual organic growth

Growth through Adjacencies
>$2B from acquisitions & new markets

Global Market Leadership
>33% of Polaris revenue

LEAN Enterprise is Competitive Advantage
Significant Quality, Delivery & Cost Improvement

Strong Financial Performance
Sustainable, profitable growth
Net Income Margin >10%

Performance Priorities

Growth
Margin Expansion
Product & Quality Leadership
LEAN Enterprise

GROW SALES >$8 Billion by 2020 | 12% CAGR **INCREASE NET INCOME** >10% of Sales by 2020 | 13% CAGR

Global Adjacent Markets

Work & Transportation Vehicles



People mobility and work utility solutions to incremental customers for Polaris.

Polaris Defense



Provide ultra-light tactical vehicles targeted at defense forces around the world.

Adjacent Market Business Development

Use business development strategies to help drive Adjacent Markets to $2B goal.

FOCUS Areas:

Existing businesses
Adjacent customers
Adjacent channels
Adjacent products

Build Existing Portfolio AND Identify Future Adjacent Market Opportunities

Work & Transportation Market Overview



Light Duty Haulers
People Movers
Industrial
EQC
Golf

Market Size
~$4 Billion Fragmented

Global View
80% market in NA
Europe & China grow faster than NA
Brazil & India emerging

Growth Drivers
Demand for clean low cost vehicles:
- Rising fuel prices
- Gov't regulations
- Environment

Key Success Factors
High quality, innovative, low cost products
Distribution network
After sales service
Global scale & brand

Growth Market – 5 Key Segments – Polaris Currently Plays in 3

Adjacent Market Vertical Market Overview (NA & EMEA)


University
Federal Gov't
Municipals
Other
Rental
Hotels
Property Maintenance
Landscaping
Construction
Neighborhood Vehicles
Heavy Duty AG/MAHO
Industrial
Golf

Market Overview

Significant Market Size
Many Vertical Customers
Multiple Channels to Reach Customer
Mostly B2B vs. B2C
Almost Entirely Incremental for PII

Polaris 2015 Adjustments

Doubled direct sales team
Sell PII portfolio vs. 1 brand only
Continue to leverage partners
Add national accounts manager for rental, etc.
Combined Goupil and Mega under one team

Portfolio Approach with More Direct Sales

Work & Transportation Competitive Landscape

Club Car
EZGO
YAMAHA

- Attractive dealer and distributor network
- Primary business/product focus = price sensitive fleet golf buyer
- Increasing focus on electric mobility and utility solutions

PIAGGIO
LIGIER Freedom to move
RENAULT

- European LDH vehicles; Piaggio strong presence in India
- Leverage automotive brand & distribution – limited product innovation
- Ligier aggressive in Europe – enclosed quadricycles

TAYLOR-DUNN
STAR
CUSHMAN

- Leading niche players with strong presence in targeted verticals
- Nominal product innovation historically
- Highly fragmented distribution network presence

Kubota
JOHN DEERE

- Traditional powersports players compete for rental, heavy duty ag, construction, landscaping
- Kubota and Kawasaki most aggressive

Fragmented Industry PLUS Traditional Powersports Competition

Strategy on a Page

Strategy Statement

We will build a $2B portfolio of businesses reaching new customer and markets to support the PII vision.

Strategy #1: Leverage business development in adjacent growth spaces

Strategy 2: #1 in premium W&T vehicles to underserved PII customers

Strategy #3: Develop portfolio of purpose built mobility vehicles for military use

Sustainable Competitive Advantages

Vehicle Applications Engineering
Quality and innovation

Powertrain Capabilities
Efficient gas, electric and hybrid technologies

Local Manufacturing and LCC Sourcing
Competitive Cost

Ride and Handling + NVH
Advantage vs. Small Players

Global Distribution
Built in NA, EMEA, and APLA (partner/acquire)

What Success Looks Like

Continue to Evaluate Acquisitions and Partnerships
Scale becomes an advantage

Work & Transportation NA
GEM #1 premium electric people mover
Work ORV #1 market share
Strong partnerships reaching incremental customers for PII

Work & Transportation EMEA
Goupil/Mega leading electric utility vehicles in EMEA
Aixam #1 market share in EQC

Enter and Expand in APLA
Build Asia presence and leverage for in-market and export sales

Polaris Defense
#1 ultra-light vehicle provider to the military

Build $2B Adjacent Market Business

Work & Transportation: Work ORV Overview



45% of Work ORV Revenue

Direct sales to national accounts, rental, colleges/universities, hotels/resorts

Bobcat

Ariens GRAVELY

49% of Work ORV Revenue

Partner sales targeting construction & landscaping



6% of Work ORV Revenue

Polaris Brutus sold through dealer network

Work & Transportation: Work ORV Update

1H 2015 Objectives	Results	
Grow national accounts double digits	1H sales up strong double digits	↑
Grow partnership sales strong double digits	1H sales up strong double digits	↑
Stabilize and improve Brutus sales & channel	Premium models steady; Base models continue below expectations	↓

Overall Solid Performance – Brutus Improvement Plan Underway

Work & Transportation: GEM Overview







Premium electric vehicle provider acquired by Polaris

2 segments – People Mover & Light Duty Hauler

50,000+ vehicles on the road since 1998

80% NA / 10% International / 10% Government

50 employees, manufacturing in Milford, IA

75% business use; 25% personal use

Electric People Mover and Light Duty Haulers

Work & Transportation: GEM Update

1H 2015 Objective	Results
Drive double-digit order growth	Orders up high-single digits
Drive revenue growth	Revenue up single digits
Expand margins	Margins improving; Strong 2016 plan

GEM Business Improving Momentum – Future Plans Strong

Work & Transportation: Goupil/Mega Update





- Electric vehicles company located in SW France
- Goupil and Mega (part of Aixam) combined to focus on B2B in 1H 2015
- 8,000+ vehicles sold to over 2000 customers
- 65% France / 35% export (mostly Europe)
- 90 employees
- Primary vehicles: Goupil G3 & Mega E-Worker
- Customer examples include municipalities, deliveries, airports

B2B Electric Vehicle Business Located in France

Work & Transportation: Goupil/Mega Update

1H 2015 Objectives	Results
Drive double-digit Goupil revenue growth (overcome currency)	Goupil sales flat at constant currency. France market weak.
Drive double-digit Mega revenue growth (overcome currency)	Mega sales up strong double-digits driven by Germany/UK at constant currency
Continue to drive margin expansion (overcome currency)	Continued strong BOM cost out and efficient operating expense reductions.
Set-up EMEA B2B organization	Organization set-up complete. Combined service, parts, sales teams.

Work & Transportation EMEA Solid – Need to Accelerate Goupil Sales

Work & Transportation: Aixam Overview



Models	City, City S, e-City, Minauto, Crossline, Crossover, GTO
Powertrain	Diesel, electric, gas
Key Markets	France, Italy, Spain
Price Range	€8,200 to €20,000
License	AM License
Market Position	#1 market share
Key Competitor	Ligier

Aixam is the #1 Enclosed Quadricycle Player in Europe

Work & Transportation: Aixam Overview

1H 2015 Objective	Results	
Deliver Flat Revenue in Difficult Market	Market flat YTD Aixam high single digit growth at constant currency	↑
Protect #1 Market Share	Remain #1 market share Small share loss YTD to aggressive Ligier	↔
Expand Margins – $1M+ Cost Out	Continued cost down focus drives increased profitability	↑

Aixam Performance Very Solid in 2015 – Meeting Acquisition Expectations

Global Adjacent Markets Outlook

2015 Objective	2015 Expectations	2015 Comments
Revenue	**$287M to $300M** Up 5% to 10%	**Solid Growth Expected** Overcome negative currency
Op Profit	**Significant improvement vs. 2014**	**Op Profit on Plan** Mix, expense management, cost out overcome weak currency

Global Adjacent Markets Expects Solid 2015

POLARIS INDUSTRIES INC. | ANALYST & INVESTOR MEETING

Q&A

Matt Homan,
President – Global Adjacent Markets

July 28, 2015

EMEA Analyst Presentation
July 28, 2015

Suresh Krishna

Vice President - EMEA

Agenda

EMEA Business Overview and Competitive Landscape

EMEA 2015 Objectives and Results

EMEA New Product Focus

EMEA Strategy and Future

The Two Parts of the EMEA Business


Subsidiaries
Distributors

	Western Europe	Growth Markets
Definition	France, Scandinavia, Germany, Italy, Russia, etc.	Middle East, Africa, Eastern Europe
% EMEA Total	80%	20%
% EMEA Powersports	70%	30%
Distribution	Subsidiary / Distributor	100% Distributor
# of Dealers / Distributors	600 Dealers / 30 Distributors (approximately)	
Strategy	Gain Share	Drive Growth

Two Different Business Models in the Region

Polaris EMEA Customer Usage

Northern Europe
Primarily utility ORV market and strong snowmobile market. Good motorcycle opportunity.

Southern Europe
Strong recreation ORV market: Growing utility ORV market; significant motorcycle opportunity. Small vehicles significant in France, Italy and Spain.



www.theodora.com/maps
Lapland
ICELAND
Norwegian Sea
SWEDEN
FINLAND
NORWAY
North Sea
DENMARK
UNITED KINGDOM
IRELAND
POLAND
BELARUS
UKRAINE
GERMANY
FRANCE
SPAIN
PORTUGAL
ROMANIA
Black Sea
TURKEY
GREECE
KAZAKHSTAN
Caspian Sea
IRAN
IRAQ
SYRIA
SAUDI ARABIA
YEMEN
OMAN
MOROCCO
ALGERIA
LIBYA
EGYPT
MALI
NIGER
CHAD
SUDAN
NIGERIA
ETHIOPIA
KENYA
SOMALIA
TANZANIA
ANGOLA
ZAMBIA
NAMIBIA
BOTSWANA
SOUTH AFRICA
MADAGASCAR
Arabian Sea
Gulf of Aden
Gulf of Guinea
SOUTH ATLANTIC OCEAN
INDIAN OCEAN
Cape of Good Hope
www.theodora.com/maps

Russia
Currently very weak. In the past, Strong recreation ORV market; strong utility snow market; growing utility vehicle market.

Middle East
Primarily recreation ORV market in UAE; Israel recreation and utility; Saudi Arabia emerging.

Africa
Combination of utility and recreation ORV market – smaller market today with potential.

Market Usage Balanced Between Utility and Recreation

Polaris EMEA Business Defined

EMEA



Polaris EMEA Unit Sales by Category 2011-2015
Down Low-Single Digits %
GAM
Motorcycles
Snow
SxS
ATV
2011
2012
2013
2014
2015E

EMEA Breakdown
2015 Expectations vs. 2011

ATV 35% of EMEA
Down from 50% in 2011

SxS 17% of EMEA
Down from 22% in 2011

Snow 11% of EMEA
Down from 22% in 2011

Motorcycles 12% of EMEA
Up from 4% in 2011

Adjacent Markets 26% of EMEA
Up from 2% in 2011

Continuing to Broaden Portfolio and Improve Mix to Higher Margin Products

Polaris Growth Markets Overview

EMEA

	Today	Opportunity
Russia/ Eastern Europe	Big utility snow market Strong recreation market ~0 sales in 2015 in Russia E. Europe Distribution is weak Polaris opportunity in snow	Expand into utility use On-boarding Strong Channel Partners Snow market share Value products Motorcycles growth
Middle East	Performance market Primarily UAE Polaris clear leader	Market expansion beyond UAE Build utility market Motorcycle share
Africa	Small market today Primarily Southern Africa Mixture of recreation/work	Value products Geographic expansion beyond SA Product tailored for Africa Channel Development

Middle East and Africa Represent Growth Opportunity with Uncertain Recovery in Russia

Western Europe Industry Trends – ORV, Motorcycles, Snowmobiles

EMEA



Industry Sales by Product 2011-2015
(W. Europe Only)
ORV
Motorcycles
Snowmobiles
2011
2012
2013
2014
2015 Est.

	2015 YTD
ORV	Up low single digits
Snowmobiles	Up double digits
Motorcycles*	Down high single digits

*Motorcycles heavyweight baggers/cruisers/touring only

European Power sports market in 2015 Mixed

ORV market stable

Motorcycle market weak in 2015

Snow up after a very weak year 2014 on the back of poor snow conditions

Polaris Outperforming in all Markets since 2010

Western Europe Recovery in Durables Not Yet Seen in Powersports

EMEA Competitive Overview – ORV, Motorcycles, Snowmobiles (W. Europe)

ORV Share (May YTD 2015)

	Company	Trend
#1	Polaris	↓
#2	BRP	↑
#3	CF Moto	↑
#4	Kymco	↑
#5	Yamaha	↓
#6	Honda	→

Polaris #1 and lost 1% Share

Asian players strong & gaining

Market stronger in 2015

Snowmobile Share (May YTD 2015)

	Company	Trend
#1	Lynx	↓
#2	Polaris	↑
#3	SkiDoo (BRP)	↓
#4	Yamaha	↑
#5	Arctic Cat	↓

Lynx #1 and strong

Polaris #2 brand ahead of SkiDoo

Gaining share in 2015

Russia sales ~ 0

Motorcycle Share* (May YTD 2015)

	Company	Trend
#1	HD	↓
#2	Indian/Victory	↑
#3	BMW	↓
#4	Triumph	↓
#5	Honda	↑
#6	Suzuki	↑

* Share of heavy weight baggers/cruisers/touring only

Ind/Vic strong in 2015 YTD

Polaris now #2 in segment

Market down in 2015 YTD

ORV #1 – Snow #2 -- Motorcycles Now #2 in Segment

Polaris EMEA 1H Objectives / Results

2015 1H Objective	2015 1H Results
Overcome Russia and keep Revenue flat	Revenues down driven by currencies and Russia Revenues up low-single digits on a contant currency basis Strong double digit growth in Subsidiaries (excluding currency impact)
Gain Share – ORV, Motorcycles, Snow	Strong gains in motorcycles and snow; ORV down
Aixam Outperforms Market	Aixam Maintains #1 position in a flat market.
Poland Startup	Start up per plan. New MY16s being launched in H2. Poland to provide 65% of ORV product in H2
Transform business from Sales & Distribution focus to a fully loaded Operating Business	Headcount Investments made in local engineering, product management and customer service. Providing support to customers from within the region.

Tough Start to 2015 in Challenging Environment

NEW! Product News

SLINGSHOT



RZR **XP Turbo**



SP 450



RZR **1000 Turbo – Heart of the market, positive reaction in recreational markets**

SP 450 – Take fight back to competition; helps play in Value category

Slingshot – Highly anticipated new product launch with European homologation

Big News for EMEA

Strategy on a Page

Strategy Statement

EMEA will be a highly profitable "operating company" with multiple businesses by 2020. We will accomplish this through flawless operational execution and a relentless focus on application specific products and superior customer service. Our success is defined by our people, innovative culture, in-region factories and relentless focus on eliminating waste through Lean.

Sustainable Competitive Advantages

Innovation: Ability to develop EMEA-specific products & solutions for ORV and On-road

In region Manufacturing: Flexible manufacturing for low volume & high Mix

Culture: Innovative customer-centric and power sports culture

Lean Deployment: Focus on customer & continuous improvement across the business

What Success Looks Like

Expand and Grow Core: Grow ORV, Snow, Motorcycles at >10% CAGR

Margin Expansion: Increase NOP

New Product Capabilities: New Value ORV products, EMEA specific on-road to represent 20% of total revenue by 2020 to total

Africa Growth: New product for the Africa market helps drive business to 5X of today

Streamlined back end processes: Consistent processes for customer service, operations and systems

A Portfolio of Diverse Businesses in Core and Adjacent Spaces

EMEA Specific Products: Innovation will drive growth in ORV

Israel Tractor



German Zug



ATV - Tractor



ORV models tailored for local needs

More Limited Edition (LEs) specifically for our market

Poland Plant a Competitive Advantage in EMEA

Grow Africa 5X in 5 years



Distributor
Dealer

Compelling Demographic

10 of top 15 growth Markets are in Africa

Polaris does not have much presence in the continent, presenting a big growth opportunity

Geography & Channel

Diverse territory with 40+ different countries

Opportunities to expand coverage

Current distribution is weak and fragmented, presents opportunities for channel development

Products

Currently selling Premium product in a largely "Value market"

Multix and/or Hammerhead variant presents opportunity for expansion into new unserved segments

Consolidate & Realign to Leverage Scale and Coverage

EMEA Summary – Progress Towards Plan

LEVERAGE Opole

Unleash innovation and gain share in ORV products

DEVELOP the Channel for More On-Road Products

Gain share with more lower CC motorcycles

GROW Africa 5X

The next big opportunity: geographic expansion, products, channel

DRIVE Lean Transformation

More progress in customer service and operations – more to come

EMEA – On-Track for Longer-term Growth Plan

POLARIS

POLARIS INDUSTRIES INC. | ANALYST & INVESTOR MEETING

Q&A

Suresh Krishna
Vice President – EMEA

July 28, 2015

POLARIS

POLARIS INDUSTRIES INC. / ANALYST & INVESTOR MEETING

Steve Eastman

Vice President – PG&A

July 28, 2015

FIRST HALF 2015

STRONG GROWTH IN EVERY PRODUCT CATEGORY

PRODUCT INNOVATION + POWER ITEMS DRIVING GROWTH

AFTERMARKET BRANDS PERFORMING WELL

DISTRIBUTION INVESTMENTS & LEAN DRIVING PRODUCTIVITY

SMART - DATA & ANALYTICS DRIVING RETAIL "PULL"

YOY Revenue Growth

Up 15% YTD



Up 12%
Up 17%
Q1
Q2

Slow Start to the Year. Business Momentum Improved Notably in Q2

FIRST HALF 2015 – SALES MIX

Product Type Mix	Product Line Mix	Geographic Mix



Apparel
Parts
Accessories



Aftermarket
Adjacent Markets
Snow
Motorcycle & Slingshot
ORV



Int'l
North America

Accessories & apparel up low-20s %

Parts up mid-single-digits %

All lines grew except snow

Higher $/Unit across all lines

North America up high-teens %

International flat primarily due to FX

Strong North America Dollar-Per-Unit Growth Across All Product Lines

SUSTAINABLE GROWTH


Sales
Op. Inc. %
$203
$223
$251
$274
$270
$293
$344
$313
$344
$408
$461
$611
$742
Up high-teens %
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Guidance

3-YR growth rates (excluding After-Market)


Motorcycle
37%
Snowmobile
1%
ORV
18%
Apparel
24%
Accessories
23%
Parts
12%
Int'l
11%
Canada
6%
US
23%

9% CAGR

18% CAGR

2012 - 2015 Average Growth Rate

Highly Profitable & Sustainable Business Model

DIVERSE PLATFORMS FOR PG&A GROWTH

CORE

POLARIS SPORTSMAN

POLARIS RANGER

POLARIS RZR

POLARIS ACE

POLARIS SNOWMOBILES

VICTORY MOTORCYCLES USA

Indian MOTORCYCLE

SLINGSHOT


POLARIS
ENGINEERED PARTS
ACCESSORIES & APPAREL

Polaris Engineered Parts, Accessories & Apparel

DIVERSE PLATFORMS FOR PG&A GROWTH

AFTERMARKET

Klim

KOLPIN
THE LEADER IN ALL-TERRAIN INNOVATION

PRO ARMOR

CYCLE COUNTRY





Gain Share of Broader Aftermarket, Channels and Consumers

NORTH AMERICA OPERATIONS



Vermillion, SD
Distribution
Wilmington, OH
Distribution

Plymouth MN
Headquarters, Kolpin

Vermillion SD
Primary Distribution Hub

Wilmington OH
Eastern Regional Distribution

Cayahoga Falls OH
Premier O.E.M. - Manufacturing

Rigby ID
Klim / Teton Outfitters

Riverside CA
Pro Armor

Broad Network Affords Flexibility and Synergy Opportunities

STRATEGIC AREAS OF FOCUS

CORE GLOBAL GROWTH

BUILD AFTERMARKET

DIGITAL SHOPPING EXPERIENCE

CONSUMER ENGAGEMENT

RETAIL TRANSFORMATION

SUPPLY CHAIN EXCELLENCE

LEAN ENTERPRISE


New Businesses
New Channels
Product
+
Dealers
New Customers
New Geographies

CORE PG&A


POLARIS
POLARIS


POLARIS


RANGER
POLARIS

Polaris Engineered Accessories – Best Fit, Finish, & Ease of Installation

MY16 NEW PRODUCT INTRODUCTIONS


500 MY16 ACCESSORIES

Most Innovative Mix of New Product Solutions Ever!

CORE STRATEGIC AREAS OF FOCUS

Core Global Growth


Business Results
Talent & Culture
Insights
Go-To-Market
Inventory Planning
Category Management
Insights
Insights
Measurements
Governance
Product Planning
Business Results

- Category Management / PLM
- Power Items / Bundles
- New Product Innovation
- Accelerate International

Digital Shopping Experience


PARTS

- Fastest Growing Channel
- Improved User Experience
- Added Parts Store
- Responsive Design

Consumer Engagement


SPORTSMAN
$10 OFF

- Large & Growing Installed Base
- Database Marketing / CRM
- Drive Product Demand
- Drive Repeat Dealer Trips

CORE STRATEGIC AREAS OF FOCUS

Retail Transformation




PUSH
DEALER
PULL
DEALER

SMART – Retail “Pull” Selling

Dealer DMS Data Integration

Enhanced Merchandising

Parts Manager Engagement

Supply Chain Excellence



Improved Demand Planning

Improved Order Response

Upgraded Capacity / Capability

Logistics Optimization

Lean Enterprise


Lean Category Management
Insights & Analytics
Product Planning (PLM)
Supplier Management
Product Development (PDP)
Launch Planning
Sales / Demand Planning (SIOP, SMART)
Purchasing / Order Fulfillment

Category Management

Product Lifecycle Management

SMART + SIOP

DC Value Stream Management

AFTERMARKET PG&A


Klim


KOLPIN
THE LEADER IN ALL-TERRAIN INNOVATION


PRO ARMOR
PRO ARMOR

Industry Leading Aftermarket / Lifestyle Brands

AFTERMARKET STRATEGIC AREAS OF FOCUS

Klim



Strong Pre-season Demand

New Motorcycle Growth

Accelerate International Sales

E-commerce Growth

Kolpin & Premier O.E.M.


KOLPIN
SINCE 1943.
2015

Reinvigorate Kolpin Brand

Accelerate Product Innovation

Distribution Integrated in Ohio

Expand Premier Capacity 4X

Pro Armor



Elevate Brand Awareness

Grow Customer / Dealer Base

Upgrade Manufacturing / Lean

Accelerate Product Innovation

POLARIS®

ENGINEERED PARTS
ACCESSORIES & APPAREL

THANK YOU!


PRO

POLARIS

POLARIS INDUSTRIES INC. | ANALYST & INVESTOR MEETING

Snowmobile Division

Chris Wolf, Vice President

July 28, 2015

Global Snowmobile Industry Growth

TERRAIN DOMINATION | POLARIS

Industry Retail Unit Growth (5 yr CAGR +6%)



+5%
+12%
+9%
-4%
EMEA
C.N.
U.S.
10/11
11/12
12/13
13/14
14/15

Growth in Crossover and Rec/Ut Categories



Other 9%
Rec/Ut 15%
Mountain 28%
Crossover 26%
Performance 22%

Growth in Ultimate & Core Categories



Entry 16%
Ultimate 44%
Core 40%

Snowmobile Industry Outlook

Single digit growth in North America and Scandinavia

Russia market continues to be weak

Registered consumer owner base is sizeable and passionate

Stable rider demographics

Value and Premium categories are healthy

Fastest Growing Brand Globally

Retail Sales % Growth (5 year annual growth rate)


POLARIS
ski-doo
ARCTIC CAT
YAMAHA

Market Share Pts. Growth (14/15 season vs. 09/10)


POLARIS
ski-doo
ARCTIC CAT
YAMAHA

Consistently Outperforming the Industry Over the Past 5 Years

Market Share (North America, Norway, Sweden, Finland)

Worldwide Share	11/12 Season	12/13 Season	13/14 Season	14/15 Season
BRP	↔	↑	↓	↑
POLARIS	↑	↑	↓	↑
ARCTIC CAT	↑	↓	↑	↓
YAMAHA	↓	↓	↑	↓

Polaris Performance Highlights During 14/15 Season

Delivered highest retail unit sales level in 9 years

Strong growth from new MY'15 Rush and Switchback models in the AXYS chassis

Grew share in every region, all premium enthusiast segments and Rec/Utility

Strong MY'16 news in the mountain segment with all-new RMK


POLARIS
RMK®

MY'16 AXYS RMK

Instantaneous Lift

+10% Power to Weight Ratio


+


Patented Raised Chassis



Exclusive NEW Tracks


2.6" Series 6


3.0" Series 7

Rider Balanced Control

Perfect RMK Balance


THE SLED'S
AXYS

New Rear Suspension


Controls Weight Transfer with Geometry

Compact Body Design



Immediate Response

408 lbs.

Incredibly Rigid. Impossibly Light.



Generating Significant Industry Buzz for 2016

THE PURPOSE-BUILT MY'16 RMK FAMILY

TERRAIN DOMINATION | POLARIS



SKS

Most Versatile Deep Snow Sled



TREES & STEEP SLOPES
PRO-RMK
SKS
ASSAULT
POWDER & TRAILS
CLIFFS & JUMPS



PRO-RMK

THE Ultimate Mountain Sled



ASSAULT: *Tough-as-Nails for Extreme Conditions*

Attacking Mountains with AXYS in Multiple Segments – 7 New Models

History

Based in Ponderay, Idaho

Founded in 2001

High performance snowmobile suspension components

Established reputation for high quality

2009 – Adapted snowmobile rear suspension to a dirt bike

2010-2015 – Rapid growth in Timbersled kit sales







What is a Timbersled?

TERRAIN DOMINATION | POLARIS

An innovative kit that converts an off-road motorcycle for on-snow use


KTM
48

What is a Timbersled?

An innovative kit that converts an off-road motorcycle for on-snow use


KTM
SX
TIMBERSLED RACING

VIDEO

Summary

How Does it Fit Strategically?
Unique product with limited competition
Attracts new customer base
Aligns well with our expertise


KTM
SX

Key Product Benefits
Transforms a dirt bike into a unique snow vehicle
Extremely *capable* in most snow conditions
Easy and fun to ride for all skill levels

Kit Installation
Fits 250cc and up motocross bikes, all OEMs
Track and ski assemblies are universal
Simple fit kit adapts to specific make and model

Not Just a New Product – An Entirely New Sport

Stronger Marketing Support

TERRAIN DOMINATION | POLARIS

Partnerships and Racing



BURANDT'S BACKCOUNTRY ADVENTURE



Rapala



Strongest Partners and Racing Teams

Social Media Leadership



Polaris
Yamaha
Arctic Cat
Ski-Doo

Largest Fan Base

Traffic-Driving Events

POLARIS ULTIMATE GARAGE GIVEAWAY

POLARIS 50K IN 50 DAYS // GIVEAWAY

POLARIS FAMILY GIVEAWAY

Successfully Driving Consumers into Dealerships

Aggressively Building Our Brand & Driving Retail – With New and Existing Customers

Growth Strategy Roadmap

1. Industry-Leading Rider Satisfaction

Continuously improving quality

2. Product Innovation

AXYS rollout received well and the product is exceeding expectations

Best pre-season Snow Check orders in more than a decade

Timbersled presents unique opportunity to grow with new customers

3. Strong Marketing Support

Competitive or leading advertising impressions

Aggressively growing social media presence

Playing to Win in One of the World's Most Passionate Powersports Segments

Snowmobiles Summary

TERRAIN DOMINATION | POLARIS

Overview

Industry is healthy and growing

Polaris is the fastest-growing brand

Growing with new customers in new segments

Currencies impacting FY 2015 Sales (~5%)

Polaris Roadmap for Future Growth

Industry-leading rider satisfaction

Product innovation

Stronger marketing support

Driving Profitable Sales Growth


-6%
$21.7M
1H 2014
+56%
$33.8M
1H 2015
+7%
$301.7M
FY 2013
+7%
$322.4M
FY 2014
Down Low-Single Digit %
FY 2015 Guidance

Snowmobile Q & A

Chris Wolf, Vice President

VIDEO

SLINGSHOT®

CRAIG SCANLON

VICE PRESIDENT
SLINGSHOT

AGENDA

OUR MISSION

YEAR 1 RESULTS TO DATE

DRIVERS OF SUCCESS

EARLY BUYER LEARNING

2H PRIORITIES

WHERE WE GO FROM HERE

OUR MISSION

TO REDEFINE ON-ROAD RECREATIONAL RIDING BY BUILDING A PROFITABLE GLOBAL MOTO-ROADSTER BUSINESS.

DESIGNED WITH HEAD TURNING STYLE, WE WILL DELIVER A NEW LEVEL OF FREEDOM AND FUN IN ON-ROAD DRIVING. WE WILL BUILD AN ASPIRATIONAL, YET ATTAINABLE, BRAND AND STRONG DEALER NETWORK WITHIN DEVELOPED MARKETS AROUND THE WORLD.

WE WILL OPERATE THE BUSINESS WITH A PIONEERING MINDSET AND LEAN APPROACH.

OFF TO A FAST START

- RETAIL
- SHIPMENTS
- REVENUE
- OPERATING PROFIT

OVER-DELIVERING AND EXCEEDING EXPECTATIONS



DEMAND > SUPPLY

100% SELL THROUGH


SHIPMENTS
RETAIL


POLARIS

DEMAND > SUPPLY

100% SELL THROUGH

SLINGSHOT NOW!

DAYS FROM SHIPMENT TO RETAIL


38
9
JANUARY
JUNE

DRIVERS OF SUCCESS



PRODUCT
Styling & performance

DEALER DEVELOPMENT
Best in class roll-out



LEGAL / LICENSURE
Big wins in key states

LAUNCH PLAN
Tremendous buzz & pick-up

LAUNCH PLAN HIGHLIGHTS

+5MM YOUTUBE VIEWS

6MM WEB VISITS

3 MODELS LAUNCHED

+1B PAID IMPRESSIONS

+2B PRESS IMPRESSIONS

EDITORIAL IN **39 COUNTRIES**

17MM SOCIAL IMPRESSIONS

100% SERVICE & SALES TRAINED DEALER NETWORK


COUNTLESS
PROUD OWNERS

EARLY BUYER PROFILE

MALE:	95%
AVERAGE AGE:	50+
HOUSEHOLD INCOME:	$125K+
MARRIED/RELATIONSHIP:	85%
SECONDARY EDUCATION:	57%
MOTORCYCLE LICENSE:	89%
REPLACEMENT:	ADDING TO FLEET





OPPORTUNITY: REACH NEW CUSTOMERS

MOTORCYCLE
13% AWARENESS

POWERSPORTS
8% AWARENESS

SPORTS CAR
8% AWARENESS

14MM BUYERS

38MM BUYERS

13MM BUYERS

OPPORTUNITY: REACH NEW CUSTOMERS

MOTORCYCLE

14MM BUYERS

POWERSPORTS

38MM BUYERS

SPORTS CAR

13MM BUYERS

EXPAND REACH BEYOND MOTORCYCLISTS

2H PRIORITIES

- BUILD AND SHIP MORE PRODUCT
- EVOLVE AND EXPAND PRODUCT LINE-UP
- DRIVE DEALER ENGAGEMENT
- BUILD CONSUMER AWARENESS AND DEMAND
- EXPAND GLOBAL FOOTPRINT


BUILD AND SHIP MORE PRODUCT
INCREASE PRODUCTION
SHIP TO RETAIL
SLINGSHOT
SL


5460
5440
5461
5441
009
009
25%
PRODUCTION
INCREASE
SINCE NOV


ANOTHER
25%
INCREASE
BY JANUARY
FOCUS → RESPONSIBLY INCREASE PRODUCTION

SLINGSHOT NOW!

ORDER PRIORITY

1 CUSTOMERS

→ DEALERS WHO HAVE SUBMITTED CUSTOMER NAME

2 STOCKING ORDERS

→ DEALERS WHO HAVE STOCK OUTS

SLINGSHOT NOW!

RESULTS

- RIGHT PRODUCT, RIGHT PLACE, RIGHT TIME
- AVERAGE 10 DAYS AHEAD OF SCHEDULE
- 98.3% SHIP DATE ACCURACY
- DAYS FROM SHIP TO RETAIL: 38 TO 9



PROGRAM IS IMPROVING RETAIL PERFORMANCE

EVOLVE AND EXPAND PRODUCT LINE-UP

MY16 PLAN

UNDERSTAND CONSUMER NEEDS

EVOLVE THE PRODUCT

MY16 PRODUCT LINE

SLINGSHOT



MY16 PRODUCT LINE


SLINGSHOT SL
SLINGSHOT

IMPROVED ENGINE CALIBRATION



$21,199 MSRP (US)
$ 24,499 MSRP (CN)
$ 21,499 MRSP (CA)
SLINGSHOT
SLINGSHOT SL
$25,199 MSRP (US)
$ 28,999 MSRP (CN)
$ 25,499 MRSP (CA)


SL LIMITED EDITION
BLACK PEARL
$26,199 US MSRP
LIMITED RUN
START SHIP: JULY 28

EXPANDED PG&A LINE-UP




SLINGSHOT



WIND DEFLECTORS

NEW APPAREL

NEW BRANDED MERCHANDISE


SLINGSHOT




SLINGSHOT


SLINGSHOT

STRONG MARGINS

BIG PG&A OPPORTUNITY

UNDERSTAND CONSUMER NEEDS

KNOW THE RIDE EXPERIENCE, OWNERS & LIFESTYLE

UNDERSTAND NEEDS & WANTS

- Dealers
- Owners
- Prospects



GIVE CONSUMERS WHAT THEY WANT

EVOLVE THE PRODUCT

NPS TARGET > 75

NEW FEATURES, BENEFITS, REFINEMENTS

NEW MODELS

NEW SEGMENTS



FOCUSED ON INSIGHT DRIVEN INNOVATION


DRIVE DEALER ENGAGEMENT
EXPAND DEALER NETWORK
DRIVE DEALER ACTIVATION
SLINGSHOT
SL

EXPAND DEALER NETWORK

430 SIGNED

EXPANSION PLAN:

FOCUS ON QUALITY VS. QUANTITY

TARGET BIGGEST MARKET OPPORTUNITIES

MUST BE 100% SALES TRAINED

MUST BE 100% SERVICE TRAINED

FANTASTIC RESPONSE WITHIN N.A.

NEW SLINGSHOT CO-OP

SLINGSHOT DEALER FUEL



INCENT RIGHT ACTIVITY

ADVERTISING

TEST RIDES

SHOWCASING

FOCUSED ON DRIVING DEALER ACTIVATION

BUILD CONSUMER AWARENESS AND DEMAND

- DRIVE WEB TRAFFIC
- ELEVATED EVENT PRESENCE
- REACH NEW CUSTOMERS

DRIVE WEB TRAFFIC

BUILDING AWARENESS AND EXPANDING REACH WITH DIGITAL

BANNER ADVERTISING & SEARCH


SLINGSHOT
FIND YOUR EXHILARTION
SCHEDULE YOUR TEST RIDE TODAY

Google AdWords

YouTube TrueView Video Ads

OVER 30MM IMPRESSIONS

ENDEMIC SITES

MOTORCYCLE.COM

MOTOR CYCLIST

HOT BIKE

SUPERSTREETBIKE.COM SSb

Forum Foundry Social Forum Network

MOTOAMERICA

ATV.COM

Baggers

CRUISER

CYCLE WORLD

OVER 135,000 CLICKS

ELEVATED EVENT PRESENCE

MORE EVENTS

AUG	SEPT	OCT	NOV/DEC
Black Hills 75 Years Sturgis Rally 1938 2015	BBB Bikes Blues & BBQ Motorcycle Rally	23rd Annual Biketoberfest 2015 Daytona Beach	Progressive International Motorcycle Shows

ENHANCED DISPLAY


SLINGSHOT

BUILDING COMMUNITY

SLINGSHOT

STURGIS OWNERS' RIDE

1ST ANNUAL · 2015

REACHING NEW CUSTOMERS

ULTIMATE ROAD TRIP



TopGear

RUN THE COAST

SLINGSHOT

TOPGEAR.COM PARTNERSHIP

HIGH INDEX SITE

20MM IMPRESSIONS

REACHING NEW CUSTOMERS


FAST N' LOUD

Richard Rawlings
May 1 ·

What do you think about my new toy? (The **Polaris Slingshot**... not my wife. Although she's pretty badass, too)



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31,729 people like this.

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Polaris Slingshot The All New Polaris SLINGSHOT was designed for one purpose: Exhilaration. sling.sh/Ride
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REACHING NEW CUSTOMERS

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TARGETING 5MM VIEWS



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EXPAND GLOBAL FOOTPRINT


SLINGSHOT
SL

EXPAND GLOBAL FOOTPRINT

EUROPE	MIDDLE EAST	MEXICO
MY16 EURO HOMOLOGATION	ACCELERATE INTO 2H SEASONALITY	WORK THROUGH NAFTA ISSUES
START SHIP SEPT. 1ST	PREMIUM MARKETPLACE	CAPITALIZE ON STRONG TEAM & MOMENTUM

FOCUSED ON EMEA AND MEXICO


WHERE
WE GO FROM HERE

BUILDING A FOUNDATION FOR GROWTH

- CUSTOMER FIRST MINDSET
- RESEARCH DRIVEN INSIGHT AND PRODUCT PLAN
- BUILD BRAND AND LIFESTYLE
- BEST IN CLASS CUSTOMER EXPERIENCE

SLINGSHOT

SLINGSHOT®

POLARIS®

OFF-ROAD VEHICLES

DAVID LONGREN

V.P. OFF-ROAD VEHICLES & ORV ENGINEERING

ORV SUMMARY

POLARIS OFF-ROAD VEHICLES

Industry leader 2.5 times → continued market share growth

Some market softness related to the Oil & Ag industries

Increased market competitiveness → value product focused

Industry leading products & brands

RANGER - Consistent growth, expand categories & penetration

RZR - Incremental high growth, drive the *RZR'ing* life style

ATV/Sportsman - Share growth, expanded segments

ACE - New customers and segment opportunity


Sales
2010
2011
2012
2013
2014
2015
Expectations

>100% GROWTH 2010-2015

Industry-Leading Profitable Business, Increased Competition

ORV SUMMARY

1H'15 Sales By Product


ATV
SxS

1H'15 Sales By Region


Int'l
Canada
U.S.

1H'15 Production by Factory


Mexico
Poland
Roseau
Spirit Lake /Milford

- Increased competitive environment and currency pressure
- *RANGER* largest business category, continued growth
- *RZR* continued high growth rate, strengthening brand
- ACE incremental & growing
- ORV share 2.5 times larger than the next competitor
  - SxS share # 1, ATV share # 1

Industry Leading Profitable Business, Increased Competition

NA INDUSTRY OVERVIEW

POLARIS OFF-ROAD VEHICLES



ATV Industry
SxS Industry
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015 Est

ATV Industry Trends (Excludes ACE)

2010-2014 CAGR -1.7%

2 year CAGR 1.5%

Forecast low single digit % increase in 2015

SxS Industry Trends

2010-2014 CAGR +7%

2 year CAGR +9%

Forecast upper single digit growth in 2015

Industry Growth Continues, Currency & Oil Impact

MARKET SHARE


POLARIS
COMPETITORS
2008
2009
2010
2011
2012
2013
2014
2015 EST

CONTINUE TO EXPAND #1 POSITION

POLARIS
OFF-ROAD VEHICLES

1H ORV RESULTS BY REGION

	SALES	
North America	→	Modest Growth & Share Gain Despite Increased Competition
United States	↑	Good Growth All Segments, Ag Impact Reducing. Some Impact from Oil
Canada	↓	Oil Price Reduction, Currency, Competitive Dumping
PG&A	↑	Continued Strength, Vehicle Integration
International	↓	Europe Market, Currency

Healthy US Market, Currencies & Oil Slowed Growth

POLARIS OFF-ROAD VEHICLES

TOUGHER ENVIRONMENT

Currency Unfavorable

Stronger Japanese Competition

Soft CND & EU currency impacting Consumer buying power



Yen
Metric Share
Weaker Yen
PII Share Gains
Polaris Share
Polaris Share
H1
125
105
85
65
45
25
5
-15

Overcome Currency Headwinds

POLARIS
OFF-ROAD VEHICLES

TOUGHER ENVIRONMENT

Currency Unfavorable

Tight Consumers

Local Oil Production Market Recession

Ag Market softness moderating

Some segments shifting to Value products

Other segments strong

OIL PRICE



June '14
$106
$100
$90
$80
$70
$60
$50
Feb '15
$45
June '15
$62

Local/Regional Economy Softness

POLARIS
OFF-ROAD VEHICLES

TOUGHER ENVIRONMENT

- Currency Unfavorable
- Tight Consumers
- Competitive Spending

Promotions Spending

Product Discounts

Advertising Spending

Competition Driving for Polaris Share

POLARIS
OFF-ROAD VEHICLES

PRODUCT ARMADA IS WORKING







can-am BRP

Modest Volume Change

HONDA

Large Investment to Gain Share

More Aggressive on Utility SxS

ARCTIC CAT

$7M Promo Reserve to Reduce MY14's

ACE 1H 2015

POLARIS OFF-ROAD VEHICLES

POLARIS ACE

Retail ↑

Revenue ↑

Retail



2014 1H
2015 1H

NPS

78%

Consumers Love ACE!

Customer

MORE FEMALE: 29%

OLDER: 38% 55+

INCREMENTAL: 45% ACE ONLY

ACE Growing & Incremental → Gaining Traction Expanding The Market

POLARIS
OFF-ROAD VEHICLES

SPORTSMAN 1H 2015

POLARIS SPORTSMAN

Retail	Share	Revenue
↑	↑ #1	↑

N.A. Industry Flat



2014 1H
2015 1H

Polaris Entry Rec/Ute



Polaris Entry/Value
Industry Value

Volume Opportunity



SPORTSMAN 450 H.O.

#1 Share → Being Attacked on Entry Rec/Ute

POLARIS OFF-ROAD VEHICLES

RANGER 1H 2015

POLARIS RANGER

Retail	Revenue	Share
↑	↑	→ #1

N.A. Utility SxS Industry



FY 2014
FY 2015 Initial Expectations
FY 2015 Current Expectations

Consumer

Weakness in Oil & Ag

Other Segments Moderate Growth

Competitive Promo

John Deere ↑ ↑ ↑

Arctic Cat ↑ ↑ ↑

Honda ↑

Increased Competition, Slower Market

POLARIS OFF-ROAD VEHICLES

RZR 1H 2015

POLARIS RZR

Retail	Revenue	Share
↑	↑	↑ #1

N.A. REC SxS INDUSTRY

FY 2014	FY 2015 Initial Expectations	FY 2015 Current Expectations
[redacted]	[redacted]	[redacted]

Aggressive #2 Player



MAVERICK TURBO DISCOVERY
can-am
VISIT YOUR DEALER DURING THE "MAVERICK TURBO DISCOVERY" EVENT
AND
GET UP TO $2,500 OFF
ON SELECT 2015 MAVERICK X ds TURBO MODELS

$2,500 Discount in FIRST Model Year

RZR Continuing to Grow & Expand the Market

HEALTH OF THE BUSINESS

POLARIS OFF-ROAD VEHICLES

N.A. Dealer Inventory



Retail
Ship
Retail
Ship
Retail
Ship
Q3 2014
Q4 2014
Q1 2015

Strong MY15 Launch

Record MY 15 Product News

31 New Models

Max Capacity Operations

Strong Dealer Demand for MY15 New Products

POLARIS OFF-ROAD VEHICLES

HEALTH OF THE BUSINESS

Managing N.A. Dealer Inventory



DSO
DSO
DSO
DSO
Retail
Ship
Retail
Ship
Retail
Ship
Retail
Ship
Q3 2014
Q4 2014
Q1 2015
Q2 2015

Strong MY15 launch
31 New Models
Shipped to Strong Orders
Max Plant Capacity in Q2

<u>Inventory Reduction</u>

Retail Velocity Up
Controlled Shipments
Protected Dealers
Drive Dealer Inv. Down

Aggressive Retail & Ship Plans → Reduce Inventory

ATV RFM 2015 UPDATE

POLARIS OFF-ROAD VEHICLES

RFM GOALS

Achieve True Pull System

15-Day Order-to-Ship Lead Time

Increase Dealer Satisfaction

2015 RESULTS

	Pre-RFM	Current
On-Time Ship Accuracy	●	↑
Order-to-Ship Lead Time	●	↑
Order-to-Ship Variation	●	↑

Continuous Improvement

5 Improvements Implemented Since Launch

Future

System-Wide Flexibility & Responsiveness

Improve Dealer Flexibility & Satisfaction

Meaningful Progress, Continuing to Improve

POLARIS OFF-ROAD VEHICLES

2015 ORV STRATEGIES

LEAN

Eliminate Waste, Improve RFM
Executional Excellence, Lean Factories, Improve Margins

PRODUCTS

Innovative, Best Value, Highest Quality & Performance
Leverage Speed & Agility, Exceed Customer Expectations

BRANDS

Continued Strengthening, Share Growth
Expanded Loyalty & Reach, Leverage Social & Rider Events

Great Products, Strong Brands & Lean Enterprise

POLARIS®
OFF-ROAD VEHICLES

ADDING TO THE ARMADA



WIN WITH NEW PRODUCTS

POLARIS ACE

Attacking New Segments

ENTRY	HEART OF THE MARKET		PERFORMANCE
4x4	570	570 SP	900 SP



New Riders





Powersports Enthusiasts



Performance Minded



Build the Brand, Expand the Single-Seat Category

POLARIS SPORTSMAN

MUD SEGMENT



5,000 ATV Unit Market



SPORTSMAN 850

High Lifter



SPORTSMAN XP 1000

High Lifter

Incremental Volume, Expanded Reach

RANGER 2H ATTACK PLAN

Growth Opportunity

13MM

Hunters

Farmers

MAHOs

Waves of Products

2 NEW Categories

July → Value + Premium + POWER

Competitive Comparisons

Deeper Brand

Partnerships to Get

Closer to Farmers

Deeper into Hunting

Ownership of Rodeos

Biggest Brand in Powersports and Hungry for More

POLARIS RANGER

RANGER 2H ATTACK PLAN

Value Segment Fight



Full Size RANGER

$9,999

vs. Pioneer	25% More Power	$300 Less MSRP
vs. Viking	53% More Payload	$1,700 Less MSRP

POLARIS RANGER

RANGER 2H ATTACK PLAN

Premium Products






Li-ION
EV4x4

Mud Segment

Volume Opportunity

Growth Opportunity

Factory-Built Bundles

Meets Customer Needs

SxS Innovation

FIRST-EVER Lithium-Ion

Twice the Range

POLARIS RZR

RZR 2H GROWTH PLAN

World's BEST Products

ULTIMATE COMBINATION
of
POWER, SUSPENSION
AGILITY, COMFORT
and CUSTOMIZATION

Strongest Brand

The BIGGEST, Most
PASSIONATE Owner
Base, with a
VIBRANT
CONNECTION to *RZR*

Undisputed KING of Products & Brand

RZR 2H GROWTH PLAN

RZR S 1000


POLARIS

Adds to 60" Lineup
Dual Threat: Trail & Desert

RZR XP TURBO


POLARIS

UNDISPUTED KING OF HIGH PERFORMANCE
Together with XP1000, Best HP Lineup

SUMMARY

Industry leader 2.5 times → continued market share growth

Some market softness related to the Oil & Ag industries

Increased market competitiveness → value product focused

Industry leading products & brands

STRONG MY16 NEW PRODUCT OFFERING → DRIVES INCREMENTAL GROWTH

Positioned to Win in Second Half 2015

POLARIS®

OFF-ROAD VEHICLES

DAVID LONGREN

V.P. OFF-ROAD VEHICLES & ORV ENGINEERING

QUESTIONS?

POLARIS INDUSTRIES INC. / ANALYST & INVESTOR MEETING

Paul C. Vitrano

VP, Global Government Relations

July 28, 2015

CPSC ROV Rulemaking – Overview

Timing
Close of Comment Period = Jun 19
CPSC staff review of Comments = several months
Possible supplemental briefing package/comment period due to new testing/analysis
CPSC vote on final staff rec. = est. 1H 2016
Implementation timing post published rule
Lateral stability/handling = 180 days
Seat belt/occupant retention = 365 days

Vehicle Handling



POLARIS

Seat Belt Reminder

Hang Tag

Occupant Retention

Lateral Stability

Five Differences between CPSC Proposal and Voluntary Standards

CPSC ROV Rulemaking – Status

Comments

Purpose

To influence final staff recommendation and Commission vote

To make record for potential legal challenge

Scope

Technical issues	Cost-benefit analysis
Incident analysis	Acceptable alternatives

Legislation

The RIDE Act

Would defer rulemaking pending independent study of proposals by Nat'l Academy of Sciences in consultation with NHTSA and DOD

House - H.R. 999 – pending with 60 bi-partisan co-sponsors; will move through Energy & Commerce Committee

Senate – S. 1040 – pending with 10 bi-partisan co-sponsors; passed through Commerce, Science & Transportation Committee

Could be attached to another bill on floor or passed independently

Voluntary Standards

Met with CPSC staff to review Polaris alternative handling test and other potential updates to voluntary standards on May 5 and 19

Shared draft update to OPEI standard on Jun 4

Met with CPSC staff to review CPSC staff's feedback on OPEI draft on Jul 8

Planning ROHVA meeting with CPSC staff and follow-up OPEI meeting

Compliance

Confirmed compliance where it exists

Identified adjustments/development required to obtain compliance

Preparing to meet proposed implementation deadlines; may be extended

Addressing Rulemaking in Multiple Ways

Slingshot – Classification Status

Federal

U.S.

"Motorcycle" – only requires "seat or saddle" and "not more than three wheels in contact with the ground"

Not an "autocycle" as proposed by S.685 – seeking amendment to expressly exclude Slingshot from scope

Not an "autocycle" as proposed by H.R. 2892 – definition expressly requires "fully enclosed occupant compartment"

Canada

"Three-Wheeled Vehicle"

Self-certified to Transport Canada standards

States/Provinces

U.S.

"Motorcycle" in states that strictly follow federal definition of "motorcycle" → **requires motorcycle license**

"Autocycle" in some states (e.g. VA) – classification for certain three-wheel vehicles certified federally as "motorcycles" (AAMVA approach) → **requires automobile license**

No classification in two states

Canada

"Three-wheeled vehicle" in BC & QC → **requires automobile license**

"Motorcycle" in AB & NB → **requires motorcycle license**

No classification in six of lower provinces

Federal Classifications Settled; State/Provincial Classifications Evolving

Slingshot – Creating Classifications

U.S.

2015

Obtained legislation creating classifications → **require automobile license**

- North Dakota (unconventional vehicle) Apr 20 ✓
- Indiana (autocycle) Apr 29 ✓
- Texas (autocycle) May 22 ✓
- Connecticut (autocycle) Jun 5 ✓

2016

Will pursue "autocycle" or "motorcycle" classification in remaining states

- Maryland
- Hawaii

Will pursue "autocycle" in some existing "motorcycle" states

Canada

2015

Regulators working on new classification in two provinces

- Ontario (regulatory proposal for pilot program – posted Apr 24)
- Manitoba (possible temporary registration as "non-conforming vehicle" pending legislative changes)

2016

Will pursue "three-wheel vehicle" or "motorcycle" classification in remaining lower provinces

- Saskatchewan
- Newfoundland
- Nova Scotia
- Prince Edward Island

Expecting to Further Expand Retail Opportunities

Questions?

Mike Dougherty
VP, APLA

Analyst Presentation

July 28, 2015

Polaris APLA Operational Footprint



APLA 5 Year Revenue
3X+ Growth
10
11
12
13
14
15F
Sales/Marketing
Eng / Mfg Ops
EPPL JV '12
Polaris China '10
Hammerhead '15
Polaris India '11
Polaris ANZ '98
Polaris Mexico '14
Polaris NPS '12
MC CKD '15
Contract Mfg
Polaris Brazil '11

Foundation Is Established

APLA 1H 2015 Overview

Asia Pacific
Rev +11%

#1 Build Asia Foundation

China
Rev +30%
Indian Launch
Hammerhead

India
Rev +94%
Indian Launch
Multix!

APLA
Rev +21% YTD



Lat Am
Asia Pac
Lat Am
Asia Pac
1H 14 Act
1H 15 Act

#2 Grow ANZ Rev, NOP, Share

Rev +3% despite FX
ORV Share Growth
Best June Ever

Latin America
Rev +52%

#3 Fuel Latin America Growth

Mexico
Rev +230%
#1 ORV Market
Indian Launch 2H

Brazil
Units +26%
FX (30%) v. LY
Indian CKD 2H

YTD Rev +21%. Currency Challenges. LatAm & Asia Strong . Multix Launch!

APLA ORV 1H 2015 Overview

APLA ORV
Rev +18% YTD



RZR
RGR
ATV
RZR +48%
RGR +14%
ATV (10%)
1H 14 Act
1H 15 Act

Asia Pacific
Rev +3%

China
Rev +34%
#2 RZR Market

India
Flat Revenue
Building Gov/RZR

ANZ
#1 Volume Market
Gain share YTD
ATV -22%; SxS +25%

Latin America
Rev +48%

Mexico
#1 APLA ORV Market
#1 Int'l RZR Market

Brazil
Battling Can Am & Honda
Duty Free ORV from Mex
RZR +100%

Distributors
Argentina Rebound

YTD Rev +18%. Overcoming FX. ANZ Challenges. LatAm Strong . Multix Launch!

APLA Motorcycle 1H 2015 Overview



APLA MC
Rev +10% YTD
Asia Pacific
Rev +10%
China
Victory (-10%)
Indian Launch
India
Indian Launch
#1 Product Line
Distributors
Rev +12%
ANZ
#1 Volume Market
Ahead of Plan YTD
Indian
Victory
Indian +34%
Victory (19%)
1H 14 Act
1H 15 Act
Latin America
Launch 2H
Mexico
Indian Launch Sep
Evaluating Slingshot
Brazil
Indian Launch Oct '15
CKD Program on Track

Indian Driving YTD Rev +10%. Overcoming FX and Supply Issues. Key Markets on Track.

EPPL Update

Eicher Polaris JV Update

July 28, 2015

EPPL Launch June 18


ETAuto.com
Eicher Polaris JV launches its first automobile, Multix
Eicher Motors charges forward with electric car innovation
FINANCIAL TIMES
The Economic Times
Car, goods carrier, power generator: This is one Eicher-Polaris first vehicle
BusinessLine
Eicher Polaris launches personal utility vehicle
Business Standard
Eicher Polaris launches personal utility vehicle Multix
bt
Eicher Polaris JV launches its first automobile, Multix
Eicher Motors gains 2%, JV with Polaris launches Multix
moneybhaskar.com
Moneycontrol Bureau
Shares of Eicher Motors jumped 2 percent, hitting 52-week high at Rs 19675.80 intraday on Thursday. Eicher Polaris, a 50:50 joint venture between Eicher Motors and Polaris Industries Inc announced the launch of Multix-India's first personal utility vehicle today.
OVERDRIVE
Eicher Polaris Private Limited has launched its first vehicle in India, the Multix at Rs 2.32 lakh (ex-Jaipur). The company has labelled it as India's first personal utility vehicle. There will be two variants on offer, the base AX+ and the top MX. The base variant comes without doors while the top variant comes with doors as well as an optional cover for the cargo area.
The Multix is powered by a 511cc diesel engine that generates 9.92PS at 3,000rpm and churns out 27.1Nm between 1,400 and 2,200rpm. The engine is mated to a 5-speed gearbox.

Successful Media Launch – Key Messages Came Through

Eicher Polaris JV

50/50 JV Agreement Signed July 23, 2012

3 Years from agreement to SOP

EPPL JV Formed

Independent from Polaris, Eicher or Royal Enfield

327 Employees - HQ, factory & field sales

Jaipur Factory

Current capabilities: weld, paint and assembly

Capacity: Designed for 60,000 units/yr

Expandable to 120,000 units/yr

Product Developed

Development is stage complete

PV build complete

SOP July 27 – deliveries in August



Final Assembly - Jaipur

New Company In India – New Product Platform for India

Why Eicher Polaris?

57 Million Small & Micro Enterprises in India. . .



These are Independent Businessmen

They all have families. . .


TH 4948
More Fun Only On www.FunnyLoves.com

. . . and they have small businesses.

They Need A Better Vehicle – For Their Multiple Roles

Why Eicher Polaris?


Small Car
For Family
Small Truck
For Business
Small Tractor
For Power

Current Vehicles in India do Not Meet Many People's Needs

INSERT VIDEO HERE

Introducing MULTIX. . .

MULTIX

3in1

Family x Business x Power Generator


MULTIX

. . . India's First 3 in 1 Personal Utility Vehicle

MULTIX – 3in1 Positioning


Family
Seats 5 - Rides Smoothly
Business
>1900 ltrs Carrying Space
Power
XPORT
3kw Electricity

MULTIX = Multi-Role Vehicle for Multi-Role People

MULTIX Specifications

Engine
- Diesel 511cc
- 10 Hp
- 27 Nm

Consumption
- 28 km/l

Transmission
- 4-Speed Manual w/Reverse
- Rear-Wheel Drive

Chassis
- Right-Hand Drive
- 4-wheel Independent Suspension
- 229mm Ground Clearance

Body
- 5 Seats
- Rear Seat Conversion

Personal Vehicle – Street Legal In India


MULTIX

Unique Vehicle Platform Designed Specifically for India

MULTIX Models & Pricing

3 Models At Launch

AX+

- With roof
- No doors
- No cargo cover



₹231.000 Ex-showroom — $3,609 USD*

MX

- With roof
- With doors
- No cargo cover



₹270.000 Ex-showroom — $4,220 USD*

MX+

- With roof
- With doors
- With cargo cover



₹290.000 Ex-showroom — $4,533 USD*

Future Platform Expansion Planned

*XE as of 6/9/2015. 1 $USD = 63.98 ₹INR

Distribution

30+ Dealers At Launch

- Tier II & Tier III Cities First
- Including 3 Factory Stores
- Will grow to over 200 dealers by 2020
- Plan to study potential export markets yet this year
  - Africa
  - CAC
  - South America


Delhi
Bikaner
Jhunjhunu
Jaipur
Ajmer
Jodhpur
Kota
Udaipur
Banswara
Rajkot
Junagadh
Bhavnagar
Jalgaon
Dhule
Akola
Nagpur
Nashik
Aurangabad
Gorakhpur
Motihari
Muzzafarpur
Sultanpur
Allahabad
Varanasi
Patna
Bhagalpur
Gaya
Sasaram
Dhanbad
Ranchi
Rajamundhry
Vijaywada
Kurnool
Nellore
Tirupati
Vellore
Salem
Villupuram
Erode
Coimbatore
Trichy
Madurai
Tirunelveli

Dealers Located In Smaller Towns & Semi-rural Areas

1st Dealer Opening - Jaipur


multix
3in1
Family × Business × Power Generator

Building a Foundation

APLA 2015 2H Deliverables

1. **Continue to Build Asia Foundation**

   Profitable Powersports in China + Hammerhead
   Develop Multix Business

2. **Grow revenue, profit and share in ANZ**

3. **Fuel Growth in Latin America**

   Focus and Win in Brazil & Mexico
   Drive *RZR* Growth + Indian Launch

Continue Growth Momentum. Build Profitable Business Foundation.

POLARIS INDUSTRIES INC. / ANALYST & INVESTOR MEETING

Ken Pucel

EVP Global Operations, Engineering & Lean

July 28, 2015

Operational Excellence: Update

SAFETY

Polaris Total Recordable Injury Rate


World Class
YE Goal
2010
2011
2012
2013
2014
2015 YTD

QUALITY

Warranty $ / Sales


YE Goal
2013
2014
2015 YTD

BUILD

Polaris Total Production Units


Units 5-YR CAGR: 10.4%
2011
2012
2013
2014
2015 Est.

COST PERFORMANCE: GROSS PROFIT


Internal GP %
2012
2013
2014
2015E

Gross Profit Impacted by Spirit Lake Paint (in 2015)

Key Metrics Showing Improvement – Also Showing Cost Opportunity

Polaris Operations Long Range Strategy

Global Operations

Translating the Polaris Vision and Strategy into Operations action


POLARIS
Vision & Strategy
VISION
Fuel the passion of riders, workers and outdoor enthusiasts around the world by delivering innovative, high quality vehicles, products, services and experiences that enrich their lives.
STRATEGY
Polaris will be a highly profitable, customer centric, $8B global enterprise by 2020. We will make the best off-road and on-road vehicles and products for recreation, transportation and work supporting consumer, commercial and military applications. Our winning advantage is our innovative culture, operational speed and flexibility, and passion to make quality products that deliver value to our customers.
Guiding Principles
Best People, Best Team
Safety & Ethics Always
Customer Loyalty
Strategic Objectives
Best in Powersports PLUS
Growth through Adjacencies
Global Market Leadership
LEAN Enterprise is Competitive Advantage
Strong Financial Performance
Performance Priorities
Growth
Margin Expansion
Product & Quality Leadership
LEAN Enterprise
GROW SALES >$8 Billion by 2020 | 12% CAGR
INCREASE NET INCOME >10% of Sales by 2020 | 13% CAGR
PCI - June 2015
13


Value Improvement
Organizational Excellence
Information
Lean Enterprise
New Product Excellence
Plant Network Optimization
Supply Chain Optimization
Operational Excellence
Quality System Essentials
BEST MANUFACTURER
IN POWERSPORTS +

Enabling "Make to Order" and the Customer Excellence Experience


DELIVERING THE CUSTOMER EXPERIENCE
Customers
SHOP
BUY
RIDE
OWN
Dealers & Polaris
PRE-PURCHASE
PURCHASE EXPERIENCE
PRODUCT EXPERIENCE
SERVICE
COMMUNITY
LOYALTY
EXPERIENCE DELIVERY CHANNELS
DEALERS • EVENTS • DIGITAL (Web, Mobile, Social, In-Dealer, RiderX, On-Vehicle) • DIRECT (Phone, National Media, Mail)
POLARIS

Transforming How Polaris Serves the Customer

Polaris Operations Long Range Strategy – Stretch Goals



Value Improvement
Organizational Excellence
Information
Lean Enterprise
Plant Network Optimization
Supply Chain Optimization
Operational Excellence
Quality System Essentials
New Product Excellence
BEST
MANUFACTURER
IN POWERSPORTS +

Polaris Operations will achieve Best-in-Class performance in SQDC-I-NP

What 5 Year Success Looks Like

Safety: TRIR </= 0.50, LDIR </= 0.10

Cost: 300-500 bps Whole Goods Gross Profit Potential

Delivery: Consistently from 25 to 15 days (+0/-7)

Quality: 5% annual improvement

Inventory: Turns from 4.7 to 6.3

New Product: Improved Quality and Speed of New Product Launches

Driven to Become the Undisputed, Best Manufacturer in Powersports+

Strategy Detail: Plant Network Optimization


Value Improvement
Plant Network Optimization
Lean Enterprise
Organizational Excellence
Information
BEST MANUFACTURER IN POWERSPORTS

Simplest, optimized global plant network.


Roseau, Minnesota Snow, ATV, SxS
Osceola, Wisconsin Engines
Chanas, Aix-les-Baines, France Work & Transport
Opole, Poland ORV
Shanghai, China Hammerhead
Detroit, Michigan Roush, DAGOR
Spirit Lake/ Milford, Iowa On Road, Work & Transport
Huntsville, Alabama ORV
Bourran, France Work & Transport
Tainan, Taiwan AEON, Youth
Monterrey, Mexico ORV, Engines
Jaipur, India Eicher, JV
Manaus, Brazil Motorcycles CKD
Current Polaris Manufacturing Facilities
Future Polaris Manufacturing Facilities
Contract Manufacturing Facilities

Key Elements

Spirit Lake Capacity Ramp-up	Ongoing
Opole Ramp and utilization	Ongoing
Numerous small transfers	Ongoing
EPPL	SOP July 2015
Huntsville	Q2 2016

Develop A Strong Plant Network Planning Capability

Spirit Lake Motorcycle Production

Motorcycle Paint Capacity



Retail Demand
Backlog
Backlog Reduction
Paint Capacity
Demand lower due to seasonality
Q1 2015
Q2 2015
Q3 2015E
Q4 2015E

Spirit Lake, Iowa Paint System



Paint Capacity Limitations

- Product mix assumptions incorrect
- Excessive focus on costs eliminated key capabilities from final design
- Production, ramp time condensed due to environmental project delays
- Original operational assumptions too optimistic

Recovery Plan in Process

- Operational: process improvements, mix adjustments, additional shifts
- Slingshot paint outsourced
- Legacy paint system operational
- Outsourcing where practical
- Upgrade/expand new paint system – future Capital Expense

Production Ramp Challenged, Working Recovery Plan

Creating ORV Capacity for the Future

ORV Capacity Plans


Huntsville
Opole
Milford
Monterrey
Spirit Lake
Roseau
Total
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

Lean Transformation Continues

Huntsville Greenfield Operation Q2 2016

Poland Greenfield Operation 2014
Very Capable, Underutilized

Milford Brownfield Operation 2014

Lean + Strategic Investments Providing Capacity to Meet Demand

Huntsville ORV Factory Update







- Ⓖ Construction – Earthworks, Footings, Foundation & Floor Construction ongoing
- Ⓖ Team – Hired Plant Director and Director of Production
- Ⓖ Budget – Capex & Expense on plan
- Ⓖ Logistics – Example: Rail Spur installation for efficient materials delivery

Commence Construction	Establish Incubator Operations	Early Access for Equipment Installation	Occupy Fab, Welding, Metal Paint, WH, Assembly L1	Move into Office Area	Start of Production
June 2015	July 2015	October 2015	January 2016	February 2016	April 2016

On Plan for April 2016 Start of Production

Lean Enterprise - 5 Focus Areas & Targeted Improvements


Consumer & Dealer Pull
1
RFM Commercial Model
2
OUT
3
Plant Lean
IN
Lean Material Flow
4
Lean Product Development
5
Lean Business Process

Lean 1: RFM / SMART

Improve Lean Commercial Delivery Model to Deliver our Customer Excellence Strategy

ORV, Moto, Slingshot PG&A

Customer facing Improvements

Improved On-Time Delivery
Improved Lead-times
Improved Order to Ship Variation

Lean 2: Mtl Flow

Maturing SIOP Planning & Inventory Management Processes

Plan for Every Part & Making Materials Flow / Pull Systems

Flow Improvements

Reduced Material Shortages
Improved Delivery
Reduced inventory levels
Improved Lean Maturity Assessment Scores

Lean 3: Plant Lean

Codifying & Operationalizing "How We Operate a Polaris Plant"

5S, VSP, WCG & VSM Lean Maturity

Plant Improvements

Improved Quality
Annual Cost Reduction
Improved Throughput
Improved Employee. Engagement
Improved Lean Maturity Assessment Scores

Lean 4: PDP

Improving Product Development Efficiencies including DFM / DFA / DFS & Strategic Sourcing

NPI Improvements

Fewer Quality Escapes
Higher NPS Scores
Lower Delivered Cost / Unit
Improved Lean Maturity Assessment Scores

Lean 5: Bus. Process

Improving "non factory" Business Processes & Functions Transactions

Process Improvements

Improved KPIs
Improved Lean Maturity Assessment Scores

Maturing Lean & Creating a Responsive Cross-functional Polaris Operating System

LEAN in Polaris Plants – Recent Roseau Illustrative Example

LEAN

Hands On Plant Learning

Strike Zone
Transform workstations and get tools / materials into strike zone

Standard Work
Leverage standard work as the best recipe for how work is done

Setup Reduction
Reduce time required to switch from one product to another

Cycle Time Reduction
Removing non-value added steps and rebalance the work

Pull Systems
Make only what is needed thru structured inventory & pull signals



Repack
5S
Clutches
Strike Zone
Data based Solving
Daily Mgmt.

Performance Improvement	ATV (Sept '14)	SXS (June '15)
Schedule Attainment	37%	26%
Downtime Reduction	78%	79%
Periodic Cycle-time Reduction	36%	59%
Walking Distance Reduction	16%	24%
Reduction in Space	10%	40%
Cycle-time / unit reduction time	5%	8%

- ATV Assembly
- SXS Assembly
- Snow Assembly
- Weld
- Paint
- Tube Fabrication
- Injection Mold

'16

Recent Lean Successes Will be Replicated Across the Plant Network (Lean 3)

Value Improvement Target Areas & Material Focus

Opportunity Areas


MATERIAL – SUPPLY CHAIN & ENGINEERING
PLANTS
LOGISTICS
LCC/LCR
Insource
Re-sourcing
Design / VAVE
Efficiency
Miles
Projects
VIP $$$
Platforming
Localization
Commodity Leverage
Negotiation
Productivity
Rates
Utilization

Gross Materials VIP Increasing by 2x from 2012


5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
VIP % of Material
2012
2013
2014
2015E
2016E
2017E
2018E
2019E
2020E
Gross VIP % of Material Spend

Multiple Levers to Drive 2x Annual Rates of Performance Improvement

5 Year Potential Benefits to Polaris Costs



Value Improvement
Organizational Excellence
Information
Lean Enterprise
New Product Excellence
Plant Network Optimization
Supply Chain Optimization
Operational Excellence
Quality System Essentials
BEST MANUFACTURER IN POWERSPORTS +

Potential Organic Whole Goods GP Expansion



Cumulative VIP
Materials
Freight
LOH
WG GP %
Value of Production
Organic Wholegood GP%
2015E
2016E
2017E
2018E
2019E
2020E

Value Improvement - 5 Year Horizon



L&OH
Freight
Materials
2013
2014
2015E
2016E
2017E
2018E
2019E
2020E

Potential opportunity for 300-500 bps Gross Profit Expansion in Whole Goods

Significant Potential Exists to Expand Polaris Gross Profit

Product Development

Product Development Vitality Index



71%
72%
78%
72%
70%
76%
2010
2011
2012
2013
2014
2015

% Contribution to Sales of Vehicles Introduced in Past 3 Years

Speed to Market



Concept to Customer Feedback
2008
2009
2010
2011
2012
2013
2014
Concept
Design
Validation
Production
Distribution
Feedback

R&D Investment



$77M
$63M
$85M
$106M
$127M
$138M
$148M
$80M
4.0%
4.0%
4.3%
4.0%
4.0%
3.7%
3.3%
3.7%
2008
2009
2010
2011
2012
2013
2014
2015 YTD
R&D $
% Sales

Priorities

Lean Product Development to improve Speed and Quality

Lower development costs to invest more in Innovation and reducing product costs

Cost-Effective application engineering of new technology

Extend vibrant innovative culture to new markets and regions

Product Development Driving Innovation at Polaris

Product Development Excellence

Cost ↓ | Quality ↑ | Speed ↑ | Innovation ↑

Lean Product Development

Accelerating time-to-market through waste elimination with concurrent engineering for integrated project teams


Product Development Process

Lean Business System

Take waste out of systems for Change Control, Project Planning, and Capital Utilization Processes


PROCESS
Lean
INDUSTRIES

Knowledge Management

Improve the process of capturing, distributing, and effectively using *knowledge* to learn from mistakes.


Technology
Systems
Processes
People

Employee Driven Lean

Employees independently solving problems to improve the work they do to meet targets & goals.



Polaris Business System

Problem Solving and Optimization Tools & Training



Aligned & Cascading Metrics & Goals



Polaris 12 Lean Enterprise Principles

Thank you

Questions?